                                                                 EXHIBIT 10.34

                      SCHEDULE TO INDEMNIFICATION AGREEMENT

         The following is a list of the current directors and senior executive officers of Genzyme Corporation who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.34 to our Form 10-K for 1990:

         Constantine E. Anagnostopoulos;
         Douglas A. Berthiaume;
         Henry E. Blair;
         Robert J. Carpenter;
         Earl M. Collier, Jr.;
         Charles L. Cooney;
         Zoltan A. Csimma;
         Thomas J. DesRosier;
         Richard H. Douglas;
         Victor J. Dzau;
         David D. Fleming;
         Elliott D. Hillback, Jr.;
         Alison F. Lawton;
         Evan M. Lebson;
         James A. Geragthty;
         Alison F. Lawton;
         Roger Louis;
         Connie Mack III;
         Gail J. Maderis;
         John M. McPherson;
         C. Ann Merrifield;
         Richard A. Moscicki;
         Lisa J. Raines;
         Alan E. Smith;
         Sandford D. Smith;
         G. Jan van Heek;
         Peter Wirth; and
         Michael S. Wyzga